Exhibit 10.5

GUARANTY

Edina, Minnesota
February 20, 2007

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Commerce Bank (with its participants, successors and assigns, the “Bank”), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of CorVu Corporation (the “Borrower”) or to engage in any other transactions with Borrower, the undersigned hereby absolutely and unconditionally guarantee to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debt, liability or obligation of Borrower to the Bank evidenced by or arising out of the Term Loan Agreement dated as of the date hereof between the Borrower and the Bank, as such Term Loan Agreement may be amended from time to time (the “Term Loan Agreement”) (all such debts, liabilities and obligations collectively referred to as the “Indebtedness”).

The undersigned further acknowledge and agree with the Bank that:

1.    No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except payment in full and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

2.    This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this guaranty shall be revoked prospectively as to future transactions, by written notice actually received by the Bank, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Bank, or as to any renewals, extensions and refinancing thereof. If there is more than one undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by the Bank and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

3.    If any of the undersigned shall die, and if within 90 days of death a replacement guaranty shall not be provided by the decedent’s estate or another replacement guarantor reasonably acceptable to the Bank, the Bank may declare the decedent’s liability under this guaranty to be immediately due and payable.

4.    Notwithstanding anything to the contrary contained herein, the liability of the undersigned hereunder shall be limited to a maximum principal amount for all of the undersigned collectively as determined below plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. The maximum principal amount of this guaranty initially shall be $300,000.00. Upon certain circumstances described in the Term Loan Agreement, the maximum principal amount of this guaranty may be reduced to $200,000.00 or to $100,000.00 or this guaranty may be released in its entirety. Indebtedness may be created and continued in any amount, whether or not in excess of the maximum principal amount stated in this Paragraph, without affecting or impairing the liability of the undersigned hereunder. Any payment made by the undersigned under this guaranty shall be effective to reduce or discharge its liability, only if accompanied by a written transmittal document, received by the Bank, advising the Bank that such payment is made under this guaranty for such purpose. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder.

5.    The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

6.    The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this guaranty whether suit is commenced or not, including costs and expenses in any litigation or bankruptcy or insolvency proceedings.

7.    Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (that the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness or upon any other obligations of Borrower to the Bank; (x) any election by the Bank under §1111(b)(2) of the United States Bankruptcy Code. The undersigned waive any right the undersigned may have to a discharge now or hereafter under Uniform Commercial Code § 3-605.

8.    The undersigned waive any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality, marshaling or unenforceability that may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned expressly agree that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

9.    The undersigned waive presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Bank shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

10.    If any payment applied by the Bank to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11.    The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

12.    This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there is more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all of the undersigned. This guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure to the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as provided in Paragraph 2 relating to revocations, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by writing signed by the undersigned and the Bank. This guaranty shall be governed by the laws of the State of Minnesota. THE UNDERSIGNED WAIVE NOTICE OF THE BANK’S ACCEPTANCE HEREOF AND WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION BASED ON OR PERTAINING TO THIS GUARANTY. The undersigned hereby irrevocably submit to the jurisdiction of the Minnesota District Court, Fourth District, and the Federal District Court, District of Minnesota, Fourth Division, over any action or proceeding arising out of or relating to this guaranty and agree that all claims in respect of such action or proceeding may be heard and determined in any such court.

IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned the day and year first above written.

/s/ James L. Mandel
James L. Mandel

/s/ Joseph C. Caffarelli
Joseph C. Caffarelli

/s/ David C. Carlson
David C. Carlson